                                                                   EXHIBIT 10.26

                  SCHEDULE TO RESTRICTED STOCK AGREEMENT UNDER
          HUTTIG BUILDING PRODUCTS, INC. 1999 STOCK INCENTIVE PLAN AND
                         EVA INCENTIVE COMPENSATION PLAN


OPTION HOLDER                    NUMBER OF SHARES                 DATE OF GRANT
-------------                    ----------------               ----------------
George M. Dickens, Jr.                 6,886                    January 22, 2001
Barry J. Kulpa                        52,690                    January 22, 2001
Carl A. Liliequist                    19,292                    January 22, 2001
Kenneth E. Thompson                    2,635                    January 22, 2001